                                                                   Exhibit 10.20
                        AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------


     This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made as of June 23, 1998 (the "Effective Date"), by and between KB CHADRON, BUILDING, LLC, a California limited liability company, ("Seller"), and UDT SENSORS, INC., a California corporation or its permitted assignee (pursuant to Paragraph 14(a) below) ("Buyer").

                                   RECITALS:
                                   --------

     A. Seller is the owner of that certain improved real property located at 12515 Chadron Avenue and 12525 Chadron Avenue ("Property-A") and 12533 Chadron Avenue ("Property-B") (collectively the "Property") in the City of Hawthorne, County of Los Angeles, State of California, as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference. Under
-----------
the terms of this Agreement, the "Property" shall also be defined to include, without limitation, transferable mineral rights, assignable development rights, air rights, sewer rights, fixtures, Seller's interest in signs and signage rights, heating, ventilation and air-conditioning systems, and all electrical, mechanical, elevator, plumbing, fire sprinkler and life safety systems, operating records, easements, rights-of-way, appurtenances and assignable permits, authorizations, licenses, warranties, and Service Contracts (as defined below) pertaining thereto, and all personal property (including, without limitation, all intangible property) and fixtures actually owned by Seller thereon.

     B. Seller and Buyer acknowledge that Buyer is currently in possession of Property-A under that certain Standard Industrial Lease - NET, dated for reference purposes only January 1, 1989 by and between KB Management Company as Lessor and United Detector Technology, a division of ILC Technology as Lessee as amended by that certain First Amendment to Lease dated for reference purposes only July 7, 1992 and that certain Amendment Number Two to Lease dated for reference purposes only October 24, 1995 (the "Lease").

     C. Buyer now desires to purchase from Seller, and Seller now desires to sell to Buyer, the Property.

     D. Contemporaneously with the execution of this Agreement, Buyer has also executed a separate Agreement of Purchase and Sale and Joint Escrow Instructions for the purchase of 12605 Chadron Avenue ("12605 Property") from Chadron 11, LLC, a California limited liability company ("12605 Agreement"). It is the intent of the parties to this Agreement and the parties to the 12605 Agreement that both sales close simultaneously and that each sale is contingent upon successful simultaneous closing of the other sale.

     NOW, THEREFORE, In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

     1.   Purchase and Sale.  Seller hereby agrees to sell, and Buyer hereby
          -----------------
agrees to purchase, the Property upon the terms and conditions set forth herein. Subject to the provisions hereof, the "Closing Date" means Wednesday, June 24, 1998 or sooner as mutually agreed upon, in writing, between Seller and Buyer.

     2.   Purchase Price.  Pursuant to Paragraph 10 of Amendment Number Two to
          --------------
Lease of the Lease, Buyer exercised its right on September 5, 1997 to purchase Property-A. The "Purchase Price-A" for Property-A will equal Two Million Eight Hundred Thousand Dollars (US$2,800,000.00) plus the unamortized balance of the Tenant Improvements and Cabinet Work, as defined in Paragraph 10 of Amendment Number Two to Lease of the Lease. Said balance as of June 15, 1998 is one hundred and fifty-seven thousand dollars and thirteen cents (US$157,000.00).
The "Purchase Price-B" for Property-B will equal One Million One Hundred Thousand Dollars (US$1,100,000.00). The combined "Purchase Price" for the Property, as of June 15, 1998, is Four Million Fifty-Seven Thousand Dollars (US$4,057,000.00). At least one (1) business day prior to the Closing Date, Buyer will deposit with Escrow Holder the Purchase Price, plus Buyer's share of prorations and closing costs described below, by means of cash, cashier's check, federal wire transfer of funds or other method satisfactory to Escrow Holder in order that immediately available funds shall be available to Escrow Holder, for the benefit of Seller, at the opening of business on the Closing Date.

     3.   Escrow.
          ------

          (a) Immediately following the parties' execution of this Agreement, the parties shall proceed to open an escrow (the "Escrow") with Commerce Escrow Company located at 1545 Wilshire Boulevard, Suite 600, Los Angeles, California 90017 (Attention: Mark Minsky -- Telephone No. (213) 484-0855 and Facsimile No.
(213) 484-0417) (the "Escrow Holder"), by depositing therein a fully-executed, original of this Agreement. Buyer and Seller shall execute any further standard escrow instructions reasonably required by Escrow Holder, provided that this Agreement shall control in the event of any inconsistency between this Agreement and such additional escrow instructions.

          (b) Buyer and Seller hereby agree that Chicago Title Company at 700 South Flower Street, Suite #900, Los Angeles, California, 90017 (Attention: Nate Glover -- Telephone No. (213) 488-4300 and Facsimile No. (213) 488-4385) will be the "Title Company," but if necessary, the Escrow Holder will remain the "real estate reporting person" for purposes of this Agreement, pursuant to Internal Revenue Code ("IRC") Section 6045(e).

     4.   Delivery of Title.  Prior to the Closing Date, Seller shall deposit
          -----------------
with Escrow Holder a duly executed and acknowledged Grant Deed in the form of Exhibit "B" attached hereto and incorporated herein by this reference, conveying
-----------
the Property to Buyer, subject only to: (a) a lien to secure payment of real estate taxes and assessments, not delinquent, affecting the Property; (b) all matters of record not disapproved by Buyer, as described in Paragraph 5 below, affecting the Property; and (c) and all matters discoverable by means of a current ALTA survey or a physical inspection of the Property (collectively, the "Survey"), including, without limitation, Buyer's review of the Lease. Notwithstanding the foregoing, any monetary liens encumbering the Property, other than non-delinquent real estate taxes and assessments, shall be removed from title or bonded against by Seller on or before the Closing, at Seller's sole cost and expense, unless otherwise agreed to or waived by Buyer in writing. Title shall be evidenced by the issuance, as of the Closing by the Title Company, of a standard CLTA owner's policy of title insurance (the "Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer; provided, and if available, Buyer shall have the option of obtaining additional ALTA title insurance coverage and any endorsements thereto (collectively, the "ALTA Policy"), so long as Buyer pays for the ALTA Policy and satisfies the Title Company's requirements in connection therewith, if any.

     5.   Approvals by Buyer.
          ------------------

          (a)  Title.  Buyer hereby approves the legal description of the
               -----
Property attached hereto as Exhibit "A", and any matters of title as disclosed
                            -----------
by a current standard preliminary title report issued by the Title Company and legible copies of the recorded documents referred to in such preliminary title report, all of which have been delivered to Buyer.

          (b)  Documents.  Buyer hereby approves the following documents with
               ---------
respect to the Property:

               (i) The ALTA Survey of the Property by Bone, Wright and Associates, dated May 18, 1998; and

               (ii) All environmental reports (including reports regarding Hazardous Materials (as defined below)), certificates of occupancy, if any, and any other governmental or quasi-governmental reports, permits and/or entitlements in Seller's possession relating to the Property, if any, which Buyer has received from Seller.

          (c)  Inspections and Studies.  Buyer hereby approves the results of
               -----------------------
any and all inspections, economic feasibility analyses, investigations, tests and studies (including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, Hazardous Materials, engineering tests, surveys, and soils, and seismic and geological reports) with respect to the Property (including all structural and mechanical systems, and leased areas), as Buyer has received from Seller and/or Buyer may elect to make or obtain on its own. All such inspections, tests and studies shall be at Seller's sole cost and expense.
Buyer and its consultants shall have the right to enter upon the Property, following the opening of Escrow and until the Contingency Date, to conduct such inspections, tests and studies; provided, that such entry onto the Property shall not interfere with the tenant's/lessee's quiet enjoyment of the Property under the Lease, and shall be conducted only following prior reasonable notice to Seller's local property manager to permit such property manager to accompany any such entry. Buyer hereby assumes all risk and expense relating to such entry, and hereby agrees to indemnify, defend (with counsel reasonably acceptable to Seller), protect and hold Seller, as well as Seller's principals, members, officers, directors, partners (either general or limited), employees, agents and representatives (collectively, "Seller's Agents"), and the Property harmless from and against any and all claims, liabilities, damages, costs or expenses to the Property, Seller and/or Seller's Agents resulting from said inspections, including, without limitation, reasonable attorneys' fees and costs, and court costs. The indemnification obligations of Buyer set forth in this Paragraph 5(c) shall survive the Closing or any expiration or earlier termination of this Agreement.

     6.   Costs and Prorations.  All rents, taxes, utilities and other payments
          --------------------
actually paid by or to Seller relating to the Property shall be prorated as of the Closing on either a 365-day year or a 30-day month, whichever is most convenient for Escrow Holder. Any security deposit, cleaning deposit and/or prepaid rent under the Lease as of the Closing, actually received by Seller and not already applied, shall be credited to Buyer. Seller shall be responsible for paying the premium for the Title Policy, except that Buyer may request an Extended Term Policy and pay for the increase, if any, in the amount of the premium due. Buyer and Seller shall each pay one-half (1/2) of any escrow fees charged by Escrow Holder. All other costs and expenses not specifically allocated herein shall be paid in accordance with the custom of the county in which the Property is located.

     7.   Closing Documents and Conditions; and Closing.
          ---------------------------------------------

          (a) Following the opening of Escrow, Seller shall operate and maintain the Property in the ordinary course of business (consistent with Seller's prior practice), reasonable wear and tear excepted (subject to obtaining reimbursement therefor pursuant to the terms of the Lease, if available), through and until the Closing.

          (b) As conditions precedent to the Closing and Seller's obligations under this Agreement (unless otherwise waived in writing by Seller), and on or before the Closing Date, Buyer shall deliver to Escrow Holder: an executed closing statement prepared by Escrow Holder and reasonably agreed to by Buyer; the Purchase Price, in accordance with Paragraph 2 above; and such other documents as may be reasonably required by Escrow Holder and/or the Title Company in order to consummate the transaction set forth in this Agreement.

          (c) As conditions precedent to the Closing and Buyer's obligations under this Agreement (unless otherwise waived in writing by Buyer), and on the Closing Date, Seller shall deliver to Buyer: the keys to and possession of the Property, subject to the Lease; and to Escrow Holder, on or before the Closing
Date: the executed and acknowledged, original Grant Deed, in the form attached hereto as Exhibit "B"; an executed closing statement prepared by Escrow Holder;
          -----------
an FIRPTA Certificate (as defined below), which shall be substantially in the form of Exhibit "C" attached hereto and incorporated herein by this reference;
        -----------
and such other documents as may be reasonably required by Escrow Holder and/or the Title Company in order to consummate the transaction set forth in this Agreement.

          (d) Unless otherwise mutually agreed to by Seller and Buyer in writing, and notwithstanding the Closing Date defined in Paragraph 1 above, the "Closing" of this transaction shall mean, and shall be conclusively deemed to occur on, the date the Title

Company records the Grant Deed in the County Recorder's Office of the county in which the Property is located and Escrow Holder concurrently releases the
                              ---
Purchase Price to Seller.

          (e) The simultaneous closing of the purchase and sale of the 12605 Property pursuant to the terms and conditions of the 12605 Agreement is a condition concurrent to the Closing and to each party's respective obligation under this Agreement.

     8.   Damage or Destruction and Condemnation.  If all or any portion of the
          --------------------------------------
Property is damaged or destroyed prior to the Closing, or if any condemnation or eminent domain proceedings (the "Proceedings") are instituted or threatened by written notice against the Property after the Contingency Date but prior to the Closing, and the costs of repair or reconstruction, or the extent of the Proceedings, are reasonably estimated to be in excess of One Million Dollars (US$1,000,000), then Buyer shall have the right to terminate this Agreement by giving written notice thereof to Seller within five (5) business days after Seller notifies Buyer of the event of any damage or destruction or the Proceedings, whereupon neither Buyer nor Seller shall have any further rights or obligations hereunder (except as otherwise provided herein) following the return of the Deposit by Escrow Holder to Buyer. If Buyer does not terminate this Agreement, as aforesaid, this Agreement shall continue in full force and effect without modification or reduction in the Purchase Price, and Seller shall assign to Buyer, as of the Closing, all insurance proceeds or other funds, and Buyer shall assume all obligations of Seller, as a result of such damage or destruction or the Proceedings, whether or not such insurance proceeds or other funds are adequate or sufficient, and Seller shall not be obligated to repair any damage to the Property.

     9.   Representations and Warranties.
          ------------------------------

          (a) Seller hereby represents and warrants to Buyer that Seller is a California limited liability company, whose principal office is at 9350 Wilshire Boulevard, Suite 302, Beverly Hills, California 90212, and that Michael Kaplan and Stanley Black are its Managers.

          (b) Buyer hereby represents and warrants to Seller that Buyer is a duly formed and validly existing corporation in the State of California.

          (c) Buyer and Seller, each for itself only, hereby represent and warrant to each other that: each has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement by Buyer and Seller, the performance and compliance with all of the terms and conditions hereof to be performed and complied with by Buyer and Seller, and the consummation by Buyer and Seller of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer and Seller; this Agreement and all documents and agreements ancillary hereto and all documents required hereby have been, or when executed and delivered by Buyer and Seller will be, duly and validly executed and delivered by Buyer and Seller, and shall constitute the legal, valid and binding obligations of Buyer and Seller, enforceable in accordance with their respective terms.

          (d) Buyer and Seller, each for itself only, hereby represent and warrant to each other that the execution, delivery and performance of this Agreement by Buyer and Seller, and the consummation by Buyer and Seller of the transactions contemplated hereby, do not require the consent, waiver, approval, license or authorization of any foreign, federal, state or local public authority or any other person or entity. Seller hereby further represents and warrants to Buyer that Seller's execution of this Agreement and the consummation of the transaction contemplated hereunder will not constitute a violation or breach by Seller of any agreement or other instrument to which Seller is a party or to which the Property is subject.

     10.  AS-IS.  As a material inducement to the execution and delivery of this
          -----
Agreement by Seller and the performance by Seller of its duties and obligations hereunder, Buyer, and any and all of Buyer's successors and assigns, do hereby acknowledge, represent, warrant and agree to and with Seller as follows:

          (a) Buyer is purchasing the Property in its current "AS-IS/WHERE-IS" condition "WITH ALL FAULTS" as of the Closing, and neither Seller nor any agent, employee or broker of Seller has made any representation or warranty regarding the Property (except as expressly set forth in Paragraph 9 of this Agreement). Buyer further acknowledges that an underground storage tank ("UST") formerly located on Property-B serviced Property-A for the benefit of the Buyer. Said UST was removed by the Buyer and Buyer has satisfied itself that a satisfactory closure report has been issued. Buyer hereby agrees to indemnify, defend (with counsel reasonably acceptable to Seller), protect and hold Seller and Seller's officers, directors, partners, employees, agents and representative harmless from and against any and all claims, liabilities, costs or damages resulting from the UST, its use or its removal;

          (b) Buyer acknowledges receipt of the Phase I Environmental Assessment Report 12533 and 12605 Chadron Avenue prepared by Environmental Support Technologies, Inc. ("EST") and dated February 17, 1998, the Phase II Site Assessment Report 12533 and 12605 Chadron Avenue prepared by EST and dated
March 4, 1998, and a Phase II Site Assessment Report for 12533 and 12605 Chadron Avenue prepared by EST and dated June 1, 1998 (collectively the "EST Reports"). Buyer has reviewed and accepted the EST Reports, its findings concerning the UST and other areas of potential environmental concern and accepts the responsibility for the recommendations, if any, of the EST Reports;

          (c) Buyer acknowledges having ordered and received an Environmental Assessment Report for 12525 Chadron Avenue prepared by ERM-West, Inc. and dated March 30, 1990 ("ERM Report"). Buyer has received the ERM Report, its findings concerning the UST and other areas of potential environmental concern and accepts the responsibility for the recommendations, if any, of the EST Reports;

          (d) Seller has no obligation to repair or correct any facts, circumstances, conditions or defects regarding the Property or to compensate Buyer for same;

          (e) Seller is currently repairing certain toilet facilities in the building at 12533 Chadron. Since the repair will not be completed before closing, Seller hereby obligates itself to complete the repair in a timely and workmanlike fashion; and

     11.  Default and Legal Fees.  Upon the bringing of any action or suit by a
          ----------------------
party hereto against another party hereto by reason of any alleged default hereunder or to interpret or enforce any terms hereof, the prevailing party shall be entitled to recover as an element of its costs of suit, and not as damages, reasonable attorneys' fees and costs, and court costs, whether or not suit proceeds to final judgment, is settled or otherwise resolved.

     12.  WAIVER OF RIGHT TO RECORD LIS PENDENS.  AS PARTIAL CONSIDERATION FOR
          -------------------------------------
SELLER ENTERING INTO THIS AGREEMENT, BUYER EXPRESSLY WAIVES ANY RIGHT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE, PART II, TITLE 4.5 (INCLUDING SECTIONS 405-405.39), AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, OR AT COMMON LAW OR OTHERWISE, TO RECORD OR FILE A LIS PENDENS OR A NOTICE OF PENDENCY OF ACTION OR SIMILAR NOTICE AGAINST 12533 CHADRON AVENUE IN CONNECTION WITH ANY ALLEGED DEFAULT BY SELLER HEREUNDER. THIS WAIVER DOES NOT APPLY TO ANY OPTION RIGHTS OF BUYER FOR PROPERTY A UNDER ITS LEASE WITH SELLER. BUYER AND SELLER HEREBY EVIDENCE THEIR SPECIFIC AGREEMENT TO THE TERMS OF THIS WAIVER BY PLACING THEIR INITIALS IN THE PLACE PROVIDED HEREINBELOW.


     -------------------------             -------------------------
     BUYER'S INITIALS                      SELLER'S INITIALS

     13.  Notices.  All notices or other communications required or permitted
          -------
hereunder must be in writing, and shall be personally delivered or sent by registered or certified mail, return receipt requested, or delivered via overnight mail (via Federal Express or similar courier), or delivered via facsimile, and shall be deemed received upon the earlier of: (a) the date of delivery, if personally delivered or delivered via overnight mail, (b) three (3) business days after the date of posting by the U.S. postal service, if mailed, or (c) the date when sent, if faxed. Any notice or other communication sent by facsimile shall be confirmed within two (2) business days by letter mailed or delivered to the receiving party according to the foregoing. All such notices or communications shall be addressed as follows:

          To Seller:  KB Chadron Building, LLC, a California limited liability company
                      c/o ARKA Properties Group
                      9350 Wilshire Boulevard, Suite 302
                      Beverly Hills, California 90212
                      Attn: Michael B. Kaplan, Esq.
                      Facsimile No. (310) 274-1798

          To Buyer:   UDT Sensors, Inc.
                      12515 Chadron Avenue
                      Hawthorne, California
                      Attn: Ajay Mehra
                      Facsimile No. (310) 978-3898

          To Escrow Holder:
                      Commerce Escrow Company
                      1545 Wilshire Boulevard, Suite 600
                      Los Angeles, California 90017
                      Attn: Mark Minsky
                      Facsimile No. (213) 484-0417

     14.  Assignment; Successors and Assigns; and 1031 Exchange.
          -----------------------------------------------------

          (a) Notwithstanding anything to the contrary set forth in this Agreement, Buyer shall have the right to assign Buyer's interest in this Agreement to a third-party entity or individual; provided, such assignment must be completed within three (3) business days prior to the Closing Date, as reflected in a written assignment of, and amendment to, this Agreement, reasonably prepared and executed by Seller; and provided further, the original Buyer shall remain obligated for, and shall not be released from, the primary performance of Buyer's obligations hereunder.

          (b) This Agreement shall be binding upon, and shall inure to the benefit of, the permitted successors and assigns of the parties hereto.

          (c) Seller and Buyer hereby agree that Seller may assign this Agreement to any third-party entity or individual, including a nominee to act in place of Seller in accordance with an IRC Section 1031 Exchange, without Buyer's consent (but upon written notice to Buyer and Escrow Holder) and at no cost or expense to Buyer and with no delay or extension to the Closing. Such assignment shall be made, in writing, by Seller, and upon such assignment of this Agreement to a nominee and that nominee's assumption of Seller's obligations, Seller's nominee shall be substituted for Seller in the Escrow regarding the Property. Buyer hereby further agrees to accept all required performance under this Agreement from Seller's nominee and to render Buyer's performance of all of Buyer's obligations under this Agreement to Seller's nominee, if requested, in accordance with this Paragraph 14(c). Performance by Seller's nominee will be treated as Seller's performance by Buyer, and Buyer's performance to Seller's nominee will be treated as performance to Seller. Buyer hereby further agrees to reasonably cooperate with Seller and Escrow Holder, if necessary, to execute such reasonable, additional documents or provide such reasonable, additional information necessary to assist Seller in consummating the IRC Section 1031 Exchange contemplated under this Paragraph 14(c).

     15.  Entire Agreement and Exhibits.  This Agreement, together with the
          -----------------------------
Recitals and all Exhibits attached hereto, contain the entire agreement between the parties hereto with respect to the subject matter hereof, and no addition or modification of any term or provision shall be effective unless set forth in writing and executed by both Buyer and Seller.

     16.  Time of Essence.  Time is of the essence of each and every term,
          ---------------
condition, obligation and provision hereof.

     17.  California Law.  This Agreement shall be construed and enforced in
          --------------
accordance with the laws of the State of California. Buyer and Seller hereby consent and agree to the jurisdiction of the state or federal courts sitting in the County of Los Angeles, State of California, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein, and
         ----- --- ----------
further agree that any dispute concerning the relationship between the parties or this Agreement, or otherwise, shall be heard only in the courts described above.

     18.  Broker.  Buyer and Seller hereby agree that neither are represented by
          ------
a broker and agree to hold one another harmless from any claims brought against the other for any and all commissions or fees related to the connection with this Agreement and its negotiation. Buyer hereby agrees to indemnify, defend (with reasonably acceptable counsel), protect and hold harmless Seller, Seller's Agents and the Property from and against any claims (including reasonable attorneys' fees and costs, and court costs) by any real estate broker or agent claiming through or under Buyer. Seller hereby agrees to indemnify, defend (with reasonably acceptable counsel), protect and hold harmless Buyer from and against any claims (including reasonable attorneys' fees and costs, and court costs) by any real estate broker or agent claiming through or under Seller. The indemnification obligations of both Seller and Buyer, as set forth in this Paragraph 18, shall survive the Closing or any expiration or earlier termination of this Agreement.

     19.  FIRPTA Compliance.  Seller is not a foreign person within the meaning
          -----------------
of Section 1445 of the IRC, as amended. Based upon the foregoing, and on or prior to the Closing, Seller shall deliver to Escrow Holder a "FIRPTA Certificate" certifying Seller's non-foreign status, which FIRPTA Certificate is attached hereto as Exhibit "C."
                   -----------

     20.  Interpretation of Agreement.  Terms, captions, headings and titles of
          ---------------------------
this Agreement are solely for convenience of reference and shall not affect its interpretation. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party drafting a document, and shall be construed neither for nor against Seller or Buyer, but shall be given a reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties hereto. All terms and words used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall have no binding force or effect until its execution and delivery by both Seller and Buyer.

     21.  Counterparts.  This Agreement may be executed in several counterparts
          ------------
and all counterparts so executed constitute one agreement that is binding on all of the parties, notwithstanding that all of the parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.

"SELLER":                                KB CHADRON BUILDING, LLC, a California
                                         Limited Liability Company


                                         By:         /s/ Michael Kaplan
                                            ------------------------------------
                                                  Michael Kaplan, Manager


                                         By:        /s/ Stanley Black
                                            ------------------------------------
                                                 Stanley Black, Manager



"BUYER":                                 UDT Sensors, Inc.,
                                         a California corporation



                                         By:         /s/ Ajay Mehra
                                            ------------------------------------

                                                Name:  Ajay Mehra
                                                     ---------------------------

                                                Title:  Chief Financial Officer
                                                      --------------------------

Order No: 8132616 -X52

      1                           DESCRIPTION


                                  EXHIBIT "A"


PARCEL 1:

THE NORTHERLY 180 FEET OF THAT PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 3 SOUTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF HAWTHORNE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE ON APRIL 22, 1868, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTH LINE OF EL SEGUNDO BOULEVARD, 60 FEET WIDE, DISTANT WESTERLY THEREON 858.39 FEET FROM THE WEST LINE OF THE 20 FOOT STRIP OF LAND DESCRIBED IN THE NOTICE OF ACTION, RECORDED ON APRIL 19, 1943 IN BOOK 19942 PAGE 242, OFFICIAL RECORDS OF SAID COUNTY; THENCE NORTHERLY PARALLEL WITH SAID WESTERLY LINE OF 1027 FEET, MORE OR LESS, TO A POINT IN THE SOUTH LINE OF THE RIGHT OF WAY OF THE PACIFIC ELECTRIC RAILWAY COMPANY; THENCE WESTERLY ALONG SAID SOUTH LINE 408.39 FEET, MORE OR LESS, TO THE WEST LINE OF THE EAST HALF OF SAID SOUTHEAST QUARTER; THENCE SOUTHERLY ALONG THE WEST LINE OF SAID EAST HALF, A DISTANCE OF 1027 FEET, MORE OR LESS, TO SAID NORTHERLY LINE OF EL SEGUNDO BOULEVARD; THENCE EASTERLY ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

PARCEL 2:

THE SOUTHERLY 136.75 FEET OF THE NORTHERLY 316.75 FEET OF THAT PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 3 SOUTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF HAWTHORNE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE ON APRIL 22, 1868, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTH LINE OF EL SEGUNDO BOULEVARD, 60 FEET WIDE, DISTANT WESTERLY THEREON 858.39 FEET FROM THE WEST LINE OF THE 20 FOOT STRIP OF LAND DESCRIBED IN THE NOTICE OF ACTION, RECORDED ON APRIL 19, 1943 IN BOOK 19942 PAGE 242, OFFICIAL RECORDS OF SAID COUNTY; THENCE NORTHERLY PARALLEL WITH SAID WESTERLY LINE 1027 FEET, MORE OR LESS, TO A POINT IN THE SOUTH LINE OF THE RIGHT OF WAY OF THE PACIFIC ELECTRIC RAILWAY COMPANY; THENCE WESTERLY

ALONG SAID SOUTH LINE 408.39 FEET, MORE OR LESS, TO THE WEST LINE OF THE EAST HALF OF SAID SOUTHEAST QUARTER; THENCE SOUTHERLY ALONG THE WEST LINE OF SAID EAST HALF, A DISTANCE OF 1027 FEET, MORE OR LESS, TO SAID NORTHERLY LINE OF EL SEGUNDO BOULEVARD; THENCE EASTERLY ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

PARCEL 3:

THE SOUTHERLY 133.25 FEET OF THE NORTHERLY 450 FEET OF THAT PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 3 SOUTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF HAWTHORNE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE ON APRIL 22, 1868, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTH LINE OF EL SEGUNDO BOULEVARD, 60 FEET WIDE, DISTANT WESTERLY THEREON 858.39 FEET FROM THE WEST LINE OF THE 20 FOOT STRIP OF LAND DESCRIBED IN THE NOTICE OF ACTION, RECORDED ON APRIL 19, 1943 IN BOOK 19942 PAGE 242, OFFICIAL RECORDS OF SAID COUNTY; THENCE NORTHERLY PARALLEL WITH SAID WESTERLY LINE 1027 FEET, MORE OR LESS, TO A POINT IN THE SOUTH LINE OF THE RIGHT OF WAY OF THE PACIFIC ELECTRIC RAILWAY COMPANY; THENCE WESTERLY ALONG SAID SOUTH LINE 408.39 FEET, MORE OR LESS, TO THE WEST LINE OF THE EAST HALF OF SAID SOUTHEAST QUARTER; THENCE SOUTHERLY ALONG THE WEST LINE OF SAID EAST HALF, A DISTANCE OF 1027 FEET, MORE OR LESS, TO SAID NORTHERLY LINE OF EL SEGUNDO BOULEVARD; THENCE EASTERLY ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

PARCEL 4:

A NON-EXCLUSIVE EASEMENT FOR STREET PURPOSES TO BE USED IN COMMON WITH OTHERS OVER THAT PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 3 SOUTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF HAWTHORNE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE ON APRIL 22, 1868, INCLUDED WITHIN A STRIP OF LAND, 60 FEET WIDE, THE CENTER LINE OF SAID 60 FOOT STRIP BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERLY LINE OF EL SEGUNDO BOULEVARD, 60 FEET WIDE, DISTANT SOUTH 89 DEGREES 51 MINUTES 30 SECONDS WEST THEREON 858.39 FEET FROM THE WESTERLY LINE OF THE 20 FOOT STRIP OF LAND DESCRIBED IN THE NOTICE OF ACTION, RECORDED IN BOOK 19942 PAGE 242, OFFICIAL RECORDS OF SAID COUNTY; THENCE NORTH 0 DEGREES 01 MINUTES 50 SECONDS EAST, PARALLEL WITH THE WESTERLY LINE OF SAID 20 FOOT STRIP OF 1027 FEET, MORE OR LESS, TO THE

SOUTHERLY LINE OF THE RIGHT OF WAY OF THE PACIFIC ELECTRIC RAILWAY COMPANY.

EXCEPT THEREFROM ANY PORTION THEREOF LYING WITHIN THE CONFINES OF PARCELS 1, 2 AND 3 ABOVE DESCRIBED.

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:


--------------------------------
--------------------------------
--------------------------------
Attention:
          ----------------------

MAIL TAX STATEMENTS TO:

Same as Above

--------------------------------------------------------------------------------
                     (Above Space for Recorder's Use Only)

                                  GRANT DEED
                                  ----------

The undersigned Grantor                      declares:

Documentary Transfer Tax is $_________ computed on full value of property conveyed.

City and County of Los Angeles, State of California.

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,
                               a
------------------------------   ------------------------------ ("Grantor"),
hereby sells, grants, conveys and transfers to                               ,
                                               ------------------------------
a                                ("Grantee"), all of Grantor's right, title and
  ------------------------------
interest in and to the following property located in the City of
                                                                 --------------,
County of                     , State of California, described on Schedule "1"
          --------------------                                    ------------
attached hereto and incorporated herein by this reference (collectively, the "Property").

DATED:                     , 1998.
       --------------------

"GRANTOR":
                                           ------------------------------------,
                                           a
                                             -----------------------------------


                                           By:   DO NOT SIGN - EXHIBIT ONLY
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                           By:   DO NOT SIGN - EXHIBIT ONLY
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                  EXHIBIT "B"
                                  -----------

                            DESCRIPTION OF PROPERTY
                            -----------------------

                               [To Be Attached]














                          SCHEDULE "1" TO EXHIBIT "B"
                          ---------------------------

STATE OF CALIFORNIA           )
                              ) ss.
COUNTY OF_____________________)

     On                      before me,
        --------------------            ------------------------------
personally appeared                       , personally known to me (or proved to
                   -----------------------
me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature:
          ----------------------------


STATE OF CALIFORNIA           )
                              ) ss.
COUNTY OF_____________________)

     On                      before me,
        --------------------            ------------------------------
personally appeared                       , personally known to me (or proved to
                   -----------------------
me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature:
          ----------------------------


STATE OF CALIFORNIA           )
                              ) ss.
COUNTY OF_____________________)

     On                      before me,
        --------------------            ------------------------------
personally appeared                       , personally known to me (or proved to
                   -----------------------
me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature:
          ----------------------------

                                  EXHIBIT "B"
                                  -----------
                                  Page 3 of 3